SUPPLEMENT Dated February 15, 2012
To The Current Prospectus

ING Architect Variable Annuity
ING Equi-Select

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B, and Its Separate Account EQ

And

ING Architect New York Variable Annuity

Issued By ReliaStar Life Insurance Company of New York
Through Its Separate Account NY-B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Contact Center at 1-800-366-0066.

1.	Effective December 31, 2011, ING Investment Management Co. merged with and into ING
Investment Management Co. LLC.

2.	Effective on or about February 21, 2012, ING Investment Management Co. LLC will replace
Neuberger Berman Fixed Income LLC as subadviser for the ING U.S. Bond Index Portfolio.

The Portfolio’s investment objectives and principal investment strategies will not change as a result of the subadviser change. The Portfolio is currently open to new investments.

All references in the Prospectuses to ING Investment Management Co. and to the ING U.S. Bond Index
Portfolio’s subadviser will change accordingly.

X.USBI-11	02/2012